[JANUS LOGO]

                              JANUS INVESTMENT FUND

                                JANUS ORION FUND
                           JANUS STRATEGIC VALUE FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                February 4, 2002

                     THE SPECIAL MEETING OF SHAREHOLDERS HAS
                 BEEN ADJOURNED TO WEDNESDAY, FEBRUARY 20, 2002

Dear Janus Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for Thursday, January 31, 2002, has been adjourned (for the above funds) to WEDNESDAY, FEBRUARY 20, 2002 in order to give you additional time to vote your shares. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the possibility of another meeting adjournment. In order for your vote to be represented, we must receive your instructions on or before Wednesday, February 20, 2002.

We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications, Inc ("GS"), to assist you with the voting process. If you have any questions regarding the meeting agenda or the voting process, please call "GS" at 1-866-728-9007.


                   YOUR VOTE IS IMPORTANT - PLEASE VOTE TODAY

YOU MAY REGISTER YOUR VOTE IN ONE OF THREE EASY WAYS:

     1. PHONE:          Dial the toll-free number found on your proxy card and
                        follow the simple instructions.

     2. INTERNET:       Visit www.proxyvote.com and enter the 12-digit control
                        number located on your proxy card.

     3. MAIL: Simply return your completed proxy in the enclosed postage paid envelope. Please use this option only if the above methods are unavailable, as we may not receive your mailed proxy by February 20, 2002.


                  THANK YOU IN ADVANCE FOR YOUR PARTICIPATION.

[JANUS LOGO]

                              JANUS INVESTMENT FUND

                                JANUS ORION FUND
                           JANUS STRATEGIC VALUE FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                February 4, 2002

                     THE SPECIAL MEETING OF SHAREHOLDERS HAS
                 BEEN ADJOURNED TO WEDNESDAY, FEBRUARY 20, 2002

Dear Janus Shareholder:

We are writing to inform you that the Special Meeting of Shareholders scheduled for Thursday, January 31, 2002, has been adjourned (for the above funds) to WEDNESDAY, FEBRUARY 20, 2002 in order to give you additional time to vote your shares. Our records indicate that we have not yet received a vote from you. We urge you to act promptly in order to allow us to obtain a sufficient number of votes and avoid the possibility of another meeting adjournment. In order for your vote to be represented, we must receive your instructions on or before Wednesday, February 20, 2002.

We have retained a professional proxy solicitation firm, Georgeson Shareholder Communications ("GS"), to assist you with the voting process. If you have any questions regarding the meeting agenda or the voting process, please call GS at 1-866-728-9007.

                   YOUR VOTE IS IMPORTANT - PLEASE VOTE TODAY

You may register your vote in one of three easy ways:

     1. PHONE:          To speak with a proxy specialist call 1-866-728-9007.
                        Representatives are available to take your vote Monday through Friday between 9 a.m. and 11 p.m. and Saturday
                        12 p.m. to 6 p.m. eastern time. Please have your proxy card available at the time of the call.

     2. INTERNET:       Visit www.proxyvote.com and enter the 12-digit control
                        number located on your proxy card.

     3. MAIL: Simply return your completed proxy in the enclosed postage paid envelope. Please use this option only if the above methods are unavailable, as we may not receive your mailed proxy by February 20, 2002.


As the date of the adjourned meeting moves closer and we still have not received your proxy, you may receive a call from GS reminding you to exercise your right to vote.


                  THANK YOU IN ADVANCE FOR YOUR PARTICIPATION.


                                                                        NOBO/REG